                                                                    EXHIBIT 10.1

                     AMENDMENT NO. 1 TO SECURITY AGREEMENT


     THIS AMENDMENT, dated as of March 27, 1997, by (i) each of the Assignors which is a party to the Security Agreement referred to below (the "ORIGINAL ASSIGNORS"); and (ii) each of the following additional Subsidiaries of the
Borrower: ATRIA COMMUNITIES SOUTHEAST, INC., a Delaware corporation which is the surviving corporation of a merger with American ElderServe Corporation, a Georgia corporation, AMERICAN ELDERSERVE MANAGEMENT, INC., a Georgia corporation, SOUTHERN CARE, INC., a Georgia corporation, AMERICAN ELDERSERVE OF ALABAMA, INC., a Georgia corporation, AMERICAN ELDERSERVE OF TEXAS, INC., a Texas corporation, SOUTHEAST ASSISTED LIVING RESIDENCES, INC., a Georgia corporation, AMERICAN ELDERSERVE OF NORTH CAROLINA, INC., a North Carolina corporation, AMERICAN ELDERSERVE OF FLORIDA, INC., a Florida corporation, PLANTATION SOUTH ON CYPRESSWOOD LIMITED PARTNERSHIP, a Texas limited partnership, and PLANTATION SOUTH AT AUBURN PARTNERSHIP, an Alabama general partnership (each, together with its successors and assigns, an "ADDITIONAL ASSIGNOR"); with (iii) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Collateral Agent (the "COLLATERAL AGENT") under the Security Agreement identified below:

     PRELIMINARY STATEMENTS:

     (1) The Original Assignors have heretofore entered into the Security Agreement, dated as of August 15, 1996, in favor of the Collateral Agent (the "SECURITY AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

     (2) The parties hereto desire to amend certain of the terms and provisions of the Security Agreement, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. JOINDER OF ADDITIONAL ASSIGNORS. Effective upon the execution and delivery of this Amendment, each Additional Assignor hereby joins in and becomes a party to the Security Agreement, as amended hereby, as an Assignor thereunder as fully as if it had been an original signatory to the Security Agreement. All representations, warranties, covenants, agreements and waivers contained in the Security Agreement, as amended hereby, applicable to Assignors thereunder shall apply to the Additional Assignors from and after the date of execution and delivery of this Amendment.

     2. ADDITIONS TO ANNEX B. Annex B to the Security Agreement is amended by the addition of the following information as to the chief executive office (and the registered office, if a corporation) of the Additional Assignors:

=====================================================================================================
               NAME                                                ADDRESS
-----------------------------------------------------------------------------------------------------
Atria Communities Southeast, Inc.                      515 West Market Street
                                                       Louisville, Kentucky 40202

                                                       1770 Indian Trail Road, Suite 400
                                                       Duluth, Georgia 30093
-----------------------------------------------------------------------------------------------------
American ElderServe Management, Inc.                   1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093
-----------------------------------------------------------------------------------------------------
Southern Care, Inc.                                    1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093
-----------------------------------------------------------------------------------------------------
American ElderServe of Alabama, Inc.                   1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

                                                       __________, Alabama
-----------------------------------------------------------------------------------------------------
American ElderServe of Texas, Inc.                     1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

                                                       _____________, Texas
-----------------------------------------------------------------------------------------------------
Southeast Assisted Living Residences, Inc.             1770 Indian Head Trail, Suite 400

=====================================================================================================
               NAME                                                ADDRESS
-----------------------------------------------------------------------------------------------------
                                                       Duluth, Georgia 30093
-----------------------------------------------------------------------------------------------------
American ElderServe of North Carolina, Inc.            1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

                                                       ______________, North Carolina
-----------------------------------------------------------------------------------------------------
American ElderServe of Florida, Inc.                   1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

                                                       _____________, Florida
-----------------------------------------------------------------------------------------------------
Plantation South on Cypresswood Limited Partnership    1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

                                                       ________, Texas
-----------------------------------------------------------------------------------------------------
Plantation South at Auburn Partnership                 1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

                                                       __________, Alabama
=====================================================================================================

     3. ADDITIONS TO ANNEX C. Annex C to the Security Agreement is amended by the addition of the following information as to location of Inventory and Equipment of the Additional Assignors:

=====================================================================================================
               NAME                                                ADDRESS
-----------------------------------------------------------------------------------------------------
Atria Communities Southeast, Inc.                      515 West Market Street
                                                       Louisville, Kentucky 40202

                                                       1770 Indian Trail Road, Suite 400
                                                       Duluth, Georgia 30093
-----------------------------------------------------------------------------------------------------
American ElderServe Management, Inc.                   1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093
-----------------------------------------------------------------------------------------------------
Southern Care, Inc.                                    1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093
-----------------------------------------------------------------------------------------------------
American ElderServe of Alabama, Inc.                   1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

                                                       __________, Alabama
-----------------------------------------------------------------------------------------------------
American ElderServe of Texas, Inc.                     1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

                                                       _____________, Texas
-----------------------------------------------------------------------------------------------------
Southeast Assisted Living Residences, Inc.             1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093
-----------------------------------------------------------------------------------------------------
American ElderServe of North Carolina, Inc.            1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

                                                       ______________, North Carolina
-----------------------------------------------------------------------------------------------------
American ElderServe of Florida, Inc.                   1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

=====================================================================================================
               NAME                                                ADDRESS
-----------------------------------------------------------------------------------------------------
                                                       _____________, Florida
-----------------------------------------------------------------------------------------------------
Plantation South on Cypresswood Limited Partnership    1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

                                                       ________, Texas
-----------------------------------------------------------------------------------------------------
Plantation South at Auburn Partnership                 1770 Indian Head Trail, Suite 400
                                                       Duluth, Georgia 30093

                                                       __________, Alabama
=====================================================================================================

     4. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Security Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Security Agreement are ratified and confirmed and shall continue in full force and effect.

     5. MISCELLANEOUS. The terms and provisions of sections 10.2 [Waiver; Amendment], 10.4 [Successors and Assigns], 10.5 [Headings Descriptive], 10.6 [Severability], 10.7 [Governing Law], and 11 [Waiver of Jury Trial] of the Security Agreement are hereby incorporated into this Amendment as if set forth in full herein, except that references in such incorporated terms and provisions to "this Agreement", "herein", "hereby" and words of similar import shall be deemed to refer to this Amendment instead of the Security Agreement. This Amendment may be executed by the parties hereto separately in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement.



              [The balance of this page is intentionally blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                         ATRIA COMMUNITIES, INC.


                         BY:________________________________________
                              CHIEF FINANCIAL OFFICER AND
                              VICE PRESIDENT FOR DEVELOPMENT


                         LANTANA PARTNERS, LTD.
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         PHILLIPPE ENTERPRISES, INC.
                         HILLHAVEN PROPERTIES, LTD.
                         CASTLE GARDENS RETIREMENT CENTER
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         HILLCREST RETIREMENT CENTER, LTD.
                              BY: FAIRVIEW LIVING CENTERS, INC.,
                                    A GENERAL PARTNER
                         SANDY RETIREMENT CENTER LIMITED PARTNERSHIP
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         TOPEKA RETIREMENT CENTER, LTD.
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         EVERGREEN WOODS, LTD.
                              BY: ATRIA COMMUNITIES, INC.,
                                    A GENERAL PARTNER
                         FAIRVIEW LIVING CENTERS, INC.
                         TWENTY-NINE HUNDRED ASSOCIATES, LTD.
                              BY: TWENTY-NINE HUNDRED CORPORATION,
                                    A GENERAL PARTNER
                         TWENTY-NINE HUNDRED CORPORATION
                         WOODHAVEN PARTNERS, LTD.
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         TUCSON RETIREMENT CENTER LIMITED
                                    PARTNERSHIP
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER


                         BY: _________________________________
                              VICE PRESIDENT

                         ATRIA COMMUNITIES SOUTHEAST, INC.
                         AMERICAN ELDERSERVE MANAGEMENT, INC.
                         SOUTHERN CARE, INC.
                         AMERICAN ELDERSERVE OF ALABAMA, INC.
                         AMERICAN ELDERSERVE OF TEXAS, INC.
                         SOUTHEAST ASSISTED LIVING RESIDENCES, INC.
                         AMERICAN ELDERSERVE OF NORTH CAROLINA, INC.
                         AMERICAN ELDERSERVE OF FLORIDA, INC.
                         PLANTATION SOUTH ON CYPRESSWOOD
                              LIMITED PARTNERSHIP
                              BY: AMERICAN ELDERSERVE OF TEXAS, INC.
                                    ITS GENERAL PARTNER
                         PLANTATION SOUTH AT AUBURN PARTNERSHIP
                              BY: AMERICAN ELDERSERVE OF ALABAMA, INC.
                                    ITS GENERAL PARTNER


                         BY:____________________________________
                                VICE PRESIDENT




                         PNC BANK, NATIONAL ASSOCIATION,
                                AS COLLATERAL AGENT


                         BY: _________________________________
                                VICE PRESIDENT